UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2005

ABX AIR, INC.

(Exact name of registrant as specified in its charter)

DE	0-50368	91-1091619
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

145 Hunter Drive, Wilmington, OH 45177

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (937) 382-5591

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

On February 25, 2005, ABX Air issued a press release relating to its results for the quarter ended December 31, 2004. Please see the reconciliation of GAAP financial measures to Non-GAAP financial measures contained in an exhibit to the release. A copy of the press release is furnished herewith as Exhibit 99.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99	Press release issued by ABX Air on February 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABX AIR, INC.

By:	/s/ Quint Turner
Quint Turner
Chief Financial Officer

Date: February 25, 2005

Exhibit Index

Exhibit No.	Description
EX-99	ABX Air, Inc. Press Release dated February 25, 2005